UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2024

Certara, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39799	82-2180925
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Radnor Corporate Center
Suite 350
Radnor, Pennsylvania	19087
(Address of principal executive offices)	(Zip Code)

(415) 237-8772

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CERT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On October 16, 2024, the Board of Directors (the “Board”) of Certara, Inc. (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee of the Board, voted to appoint Dr. John V. W. Reynders as a Class II director of the Board and a member of the Audit Committee of the Board, effective immediately. In connection with the appointment of Dr. Reynders, the size of the Board was increased from nine (9) to ten (10) directors. Dr. Reynders was appointed to serve as a member of the Board until the 2025 annual meeting of stockholders and his successor is duly elected and qualified, or until his earlier death, disqualification or removal.

Dr. Reynders will receive compensation as a non-employee director in accordance with the Company’s non-employee director compensation policy described in “Board and Governance Practices − Director Compensation” of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 10, 2024. The Company intends to enter into an indemnification agreement with Dr. Reynders substantially similar to the indemnification agreements the Company has entered into with other members of the Board.

There are no family relationships between Dr. Reynders and any of the directors or executive officers of the Company, and there are no transactions in which Dr. Reynders has a direct or indirect material interest requiring disclosure under Item 404(a) of Regulation S-K. There is no arrangement or understanding between Dr. Reynders and any other person pursuant to which Dr. Reynders was selected as a director of the Company.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 16, 2024	CERTARA, INC.
(Registrant)

		By:	/s/ Daniel Corcoran
Daniel Corcoran
Senior Vice President and General Counsel